GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class  T Shares of the

Goldman Sachs Satellite Strategies Portfolio (the “Portfolio”)

Supplement dated February 23, 2018 to the Summary Prospectus, Statutory

Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”),  each dated April 28, 2017, each as supplemented to date

Effective immediately, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, a component of the Portfolio’s performance benchmark index, will change from gross total return to net total return to more accurately reflect the impact of international withholding taxes in the index’s return. Accordingly, the Portfolio’s Summary Prospectus, Prospectus and SAI are revised as follows:

The following replaces in its entirety the first paragraph under the “Goldman Sachs Satellite Strategies Portfolio—Summary—Performance” section in the Prospectus and the first paragraph under the “Performance” section in the Summary Prospectus:

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Institutional Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class T Shares compare to those of certain broad-based securities market indices and to the Satellite Strategies Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Strategies Composite Index is comprised of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Net Total Return Index (the “MSCI® EAFE® Index”) (30%). On February 23, 2018, the MSCI® EAFE® Index changed from the MSCI® EAFE® Index (Gross, USD, Unhedged) to the MSCI® EAFE® Net Total Return Index. The Investment Adviser believes that the MSCI® EAFE® Net Total Return Index is a more appropriate benchmark as it more accurately reflects the impact of international withholding taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

The following rows are added for Class A Shares in the table under the “Goldman Sachs Satellite Strategies Portfolio—Summary—Average Annual Total Return”

section in the Prospectus and in the Average Annual Total Return table under the “Performance” section in the Summary Prospectus:

Satellite Strategies Composite Index***	5.06%	7.35%	4.32%
MSCI® EAFE® Net Total Return Index (reflects no deduction for fees or expenses)****	1.00%	6.53%	0.36%

***	Effective February 23, 2018, the MSCI® EAFE® Index, a component of the Satellite Strategies Composite Index, changed from the MSCI® EAFE® Index (Gross, USD, Unhedged) to the MSCI® EAFE® Net Total Return Index. The “Since Inception” performance for the Satellite Strategies Composite Index is through March 30, 2007 (the date on which Class A, Class C and Institutional Shares commenced). Because August 29, 2008 is the inception date for Service Shares, November 30, 2007 is the inception date for Investor and Class R Shares, and July 31, 2015 is the inception date for Class R6 Shares, the “Since Inception” performance for the Satellite Strategies Composite Index with respect to these share classes is 5.40%, 3.91% and 1.45%, respectively.
****	The “Since Inception” performance for the MSCI® EAFE® Net Total Return Index is through March 30, 2007 (the date on which Class A, Class C and Institutional Shares commenced). Because August 29, 2008 is the inception date for Service Shares, November 30, 2007 is the inception date for Investor and Class R Shares, and July 31, 2015 is the inception date for Class R6 Shares, the “Since Inception” performance for the MSCI® EAFE® Net Total Return Index with respect to these share classes is 1.92%, -0.59% and -4.96%, respectively.

The following replaces the last paragraph under the “Investment Management Approach—Principal Investment Strategies—Satellite Strategies Portfolio” section in the Prospectus:

The Portfolio’s benchmark indices are the S&P 500® Index, the MSCI® EAFE® Net Total Return Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Satellite Strategies Composite Index. The S&P 500® Index is a Standard and Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock process. The MSCI® EAFE® Net Total Return Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance in 21 developed markets, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Satellite Strategies Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Strategies Composite Index is comprised of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE® Net Total Return Index (30%).

All references to the MSCI EAFE Index in the SAI are hereby replaced with “MSCI® EAFE® Net Total Return Index.”

***

This Supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference.

FF5BENCHSTK 02-18